Exhibit 10.33

EXECUTION VERSION

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Revolving Credit Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Company”), the Subsidiary Account Parties party thereto (together with the Company, the “Obligors”), the Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Credit Agreement.

The Company has advised the Administrative Agent as follows:

1.	On the date hereof, the Company is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Company is (i) updating the registration statement to include the audited financial statements of the Company for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Company with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the Administrative Agent and the Banks prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Company is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Company expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the Banks such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Company pursuant to Sections 4.04 and 4.14 of the Credit Agreement and (B) the certificate of a Financial Officer of the Company delivered pursuant to Section 3.02(c) of the Credit Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Company pursuant to Section 4.11 of the Credit Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Credit Agreement (the “First Defaults”).

4.	The Company failed to deliver to each of the Banks copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Credit Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”).

The Company has requested that the Required Banks waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the Administrative Agent and the Banks party hereto, constituting the Required Banks, hereby:

i.	waive any Default or Event of Default under the Credit Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Company’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Credit Agreement and any Default or Event of Default arising under Section 4.11 of the Credit Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agree that on and following the date hereof, all references to the Registration Statement in the Credit Agreement shall refer to the Amended Registration Statement; and

iii.	agree that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Credit Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the Banks pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the Banks prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Credit Agreement, including Sections 4.04, 4.11 and 4.14 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Credit Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Company’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The Administrative Agent shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Company, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Credit Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The Administrative Agent shall have received counterparts of this letter executed by each Obligor, the Required Banks and the Administrative Agent.

f.	The Company shall have paid all reasonable and documented expenses of the Administrative Agent and the Banks (including the reasonable legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to the Administrative Agent) for which invoices have been presented on or prior to the date hereof.

The Company agrees that it will cause to be filed with the SEC (with a notice to the Administrative Agent that such filing has been made) or otherwise deliver to the Banks Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

Each Obligor represents and warrants that (i) such Obligor has duly executed and delivered this letter and this letter, as well as the Credit Agreement as modified by this letter, constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Credit Agreement, including Sections 4.04, 4.11 and 4.14 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Credit Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks, the Administrative Agent or any other agent, in each case under the Credit

Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the Administrative Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Credit Agreement and the definition of “Credit Documents” in the Credit Agreement will be deemed amended to include this waiver as a “Credit Document”. None of Administrative Agent or any Bank was under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Company, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 10.08, Section 10.09 and Section 10.12 of the Credit Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, each of the Company and the Subsidiary Account Parties, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the Administrative Agent and each Bank and their respective successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Each of the Company and the Subsidiary Account Parties understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ James S. Mintzer
Name:	James S. Mintzer
Title:	Executive Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

CITIBANK, N.A., as a Bank

By:	/s/ Justine O’Connor
Name:	Justine O’Connor
Title:	Vice President and Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

Morgan Stanley Bank N.A., as a Bank

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Authorized Signatory

[Signature Page to Waiver - AXA Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Bank

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

BNP PARIBAS, as a Bank

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Hampton Smith
Name:	Hampton Smith, CFA
Title:	Managing Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

SunTrust Bank, as a Bank

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

PNC Bank, N.A., as a Bank

By:	/s/ Mary E. Auch
Name:	Mary E. Auch
Title:	Senior Vice President

[Signature Page to Waiver - AXA Revolving Credit Agreement]

HSBC Bank USA, National Association, as a Bank

By:	/s/ Richard Herder
Name:	Richard Herder
Title:	Managing Director Financial Institutions Group

[Signature Page to Waiver - AXA Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Jason Hafener
Name:	Jason Hafener
Title:	Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

Deutsche Bank AG New York Branch, as a Bank

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

[Signature Page to Waiver - AXA Revolving Credit Agreement]

Goldman Sachs Bank USA as Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

[Signature Page to Waiver - AXA Revolving Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Bank

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

[Signature Page to Waiver - AXA Revolving Credit Agreement]

SOCIETE GENERALE, as a Bank

By:	/s/ Rob Roberto
Name:	Rob Roberto
Title:	Head of Financial Institutions Americas
Date:	April 6th, 2018

[Signature Page to Waiver - AXA Revolving Credit Agreement]

Bank of America, N.A., as a Bank

By:	/s/ Hema Kishnani
Name:	Hema Kishnani
Title:	Vice President

[Signature Page to Waiver - AXA Revolving Credit Agreement]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Company

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Revolving Credit Agreement]

CS LIFE RE COMPANY, as a Subsidiary
Account Party

By:	/s/ Yun Zhang
Name:	Yun Zhang
Title:	Vice President and Treasurer

[Signature Page to Waiver - AXA Revolving Credit Agreement]

EXECUTION VERSION

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Term Loan Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Company”), the Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Credit Agreement.

The Company has advised the Administrative Agent as follows:

1.	On the date hereof, the Company is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Company is (i) updating the registration statement to include the audited financial statements of the Company for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Company with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the Administrative Agent and the Banks prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Company is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Company expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the Banks such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Company pursuant to Sections 4.04 and 4.14 of the Credit Agreement and (B) the certificate of a Financial Officer of the Company delivered pursuant to Section 3.02(c) of the Credit Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Company pursuant to Section 4.11 of the Credit Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Credit Agreement (the “First Defaults”).

4.	The Company failed to deliver to each of the Banks copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Credit Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”).

The Company has requested that the Required Banks waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the Administrative Agent and the Banks party hereto, constituting the Required Banks, hereby:

i.	waive any Default or Event of Default under the Credit Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Company’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Credit Agreement and any Default or Event of Default arising under Section 4.11 of the Credit Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agree that on and following the date hereof, all references to the Registration Statement in the Credit Agreement shall refer to the Amended Registration Statement; and

iii.	agree that on and following the date hereof, (i) no representation or warranty shall be made by the Company under (or certification given by any officer of the Company in respect of) Section 4.11 of the Credit Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Company’s representations and warranties under the Credit Documents (and any related certification given by any officer of the Company) shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the Banks pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the Banks prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Credit Agreement, including Sections 4.04, 4.11 and 4.14 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Credit Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Company’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The Administrative Agent shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Company, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Credit Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The Administrative Agent shall have received counterparts of this letter executed by the Company, the Required Banks and the Administrative Agent.

f.	The Company shall have paid all reasonable and documented expenses of the Administrative Agent and the Banks (including the reasonable legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to the Administrative Agent) for which invoices have been presented on or prior to the date hereof.

The Company agrees that it will cause to be filed with the SEC (with a notice to the Administrative Agent that such filing has been made) or otherwise deliver to the Banks Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Company represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Credit Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Credit Agreement, including Sections 4.04, 4.11 and 4.14 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Credit Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks, the Administrative Agent or any other agent, in each case under the Credit Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the Administrative Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Credit Agreement and the definition of “Credit Documents” in the Credit Agreement will be deemed amended to include this waiver as a “Credit Document”. None of Administrative Agent or any Bank was under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Company, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 10.08, Section 10.09 and Section 10.12 of the Credit Agreement shall apply to this waiver mutatis mutandis.

By executing this letter the Company, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the Administrative Agent and each Bank and their respective successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Company understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ James S. Mintzer
Name:	James S. Mintzer
Title:	Executive Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

CITIBANK, N.A., as a Bank

By:	/s/ Justin O’Connor
Name:	Justin O’Connor
Title:	Vice President and Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

Morgan Stanley Bank N.A., as a Bank

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Authorized Signatory

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

BARCLAYS BANK PLC, as a Bank

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

BNP PARIBAS, as a Bank

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Hampton Smith
Name:	Hampton Smith, CFA
Title:	Managing Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

SunTrust Bank, as a Bank

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

PNC Bank, N.A., as a Bank

By:	/s/ Mary E. Auch
Name:	Mary E. Auch
Title:	Senior Vice President

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

HSBC Bank USA, National Association, as a Bank

By:	/s/ Richard Herder
Name:	Richard Herder
Title:	Managing Director Financial Institutions Group

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

SOCIETE GENERALE, as a Bank

By:	/s/ Rob Roberto
Name:	Rob Roberto
Title:	Head of Financial Institutions Americas
Date:	April 6th, 2018

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Jason Hafener
Name:	Jason Hafener
Title:	Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

Goldman Sachs Bank USA, as a Bank

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Shyam Kapadia
Name:	Shyam Kapadia
Title:	Authorized Signatory

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

Bank of America, N.A., as a Bank

By:	/s/ Hema Kishnani
Name:	Hema Kishnani
Title:	Vice President

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

Deutsche Bank AG New York Branch, as a Bank

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Company

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA 2-Year DDTL Agreement]

EXECUTION VERSION

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Term Loan Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Company”), the Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Credit Agreement.

The Company has advised the Administrative Agent as follows:

1.	On the date hereof, the Company is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Company is (i) updating the registration statement to include the audited financial statements of the Company for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Company with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the Administrative Agent and the Banks prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Company is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Company expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the Banks such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Company pursuant to Sections 4.04 and 4.14 of the Credit Agreement and (B) the certificate of a Financial Officer of the Company delivered pursuant to Section 3.02(c) of the Credit Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Company pursuant to Section 4.11 of the Credit Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Credit Agreement (the “First Defaults”).

4.	The Company failed to deliver to each of the Banks copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Credit Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”).

The Company has requested that the Required Banks waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the Administrative Agent and the Banks party hereto, constituting the Required Banks, hereby:

i.	waive any Default or Event of Default under the Credit Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Company’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Credit Agreement and any Default or Event of Default arising under Section 4.11 of the Credit Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agree that on and following the date hereof, all references to the Registration Statement in the Credit Agreement shall refer to the Amended Registration Statement; and

iii.	agree that on and following the date hereof, (i) no representation or warranty shall be made by the Company under (or certification given by any officer of the Company in respect of) Section 4.11 of the Credit Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Company’s representations and warranties under the Credit Documents (and any related certification given by any officer of the Company) shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the Banks pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the Banks prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Credit Agreement, including Sections 4.04, 4.11 and 4.14 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Credit Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Company’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The Administrative Agent shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Company, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Credit Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The Administrative Agent shall have received counterparts of this letter executed by the Company, the Required Banks and the Administrative Agent.

f.	The Company shall have paid all reasonable and documented expenses of the Administrative Agent and the Banks (including the reasonable legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP, as outside counsel to the Administrative Agent) for which invoices have been presented on or prior to the date hereof.

The Company agrees that it will cause to be filed with the SEC (with a notice to the Administrative Agent that such filing has been made) or otherwise deliver to the Banks Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Company represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Credit Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Credit Agreement, including Sections 4.04, 4.11 and 4.14 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Credit Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks, the Administrative Agent or any other agent, in each case under the Credit Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the Administrative Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Credit Agreement and the definition of “Credit Documents” in the Credit Agreement will be deemed amended to include this waiver as a “Credit Document”. None of Administrative Agent or any Bank was under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Company, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 10.08, Section 10.09 and Section 10.12 of the Credit Agreement shall apply to this waiver mutatis mutandis.

By executing this letter the Company, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the Administrative Agent and each Bank and their respective successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Company understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ James S. Mintzer
Name:	James S. Mintzer
Title:	Executive Director

[Signature Page to Waiver - AXA 3-Year DDTL Agreement]

CITIBANK, N.A., as a Bank

By:	/s/ Justine O’Connor
Name:	Justine O’Connor
Title:	Vice President and Director

Signature Page to Waiver - AXA 3-Year DDTL Agreement

Morgan Stanley Bank N.A, as a Bank

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Authorized Signatory

[Signature Page to Waiver - AXA 3-Year DDTL Agreement]

BARCLAYS BANK PLC, as a Bank

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Waiver - AXA 3-Year DDTL Agreement]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Company

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA 3-Year DDTL Agreement]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and Natixis, New York Branch, as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

NATIXIS, NEW YORK BRANCH, as LC Issuer

By:	/s/ Kelley T. Hebert
Name:	Kelley T. Hebert
Title:	Managing Director

By:	/s/ Stephane Israel
Name:	Stephane Israel
Title:	Director

[Signature Page to Waiver - AXA Reimbursement Agreement (Natixis)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (Natixis)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and HSBC Bank USA, National Association, as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

HSBC BANK USA, NATIONAL ASSOCIATION, as LC Issuer

By:	/s/ Richard Herder
Name:	Richard Herder
Title:	Managing Director, Financial Institutions Group

[Signature Page to Waiver - AXA Reimbursement Agreement (HSBC)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (HSBC)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and Citibank Europe PLC, as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

CITIBANK EUROPE PLC, as LC Issuer

By:	/s/ Colin Moreland
Name:	Colin Moreland
Title:	Managing Director

[Signature Page to Waiver - AXA Reimbursement Agreement (Citi)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (Citi)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and Credit Agricole Corporate and Investment Bank, as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as LC Issuer

By:	/s/ Frederic Bambuck
Name:	Frederic Bambuck
Title:	Director

By:	/s/ Thibault Berger
Name:	Thibault Berger
Title:	Director, Credit Agricole CIB

[Signature Page to Waiver - AXA Reimbursement Agreement (Credit Agricole)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (Credit Agricole)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and Barclays Bank PLC, as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

BARCLAYS BANK PLC, as LC Issuer

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Waiver—AXA Reimbursement Agreement (Barclays)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (Barclays)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and JPMorgan Chase Bank, N.A., as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

JPMORGAN CHASE BANK, N.A., as LC Issuer

By:	/s/ James S. Mintzer
Name:	James S. Mintzer
Title:	Executive Director

[Signature Page to Waiver - AXA Reimbursement Agreement (JPM)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (JPM)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and Landesbank Hessen-Thüringen Girozentrale, as LC Issuer (as amended by the First Amendment, dated as of April 4, 2018, and as further amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, as LC Issuer

By:	/s/ Samuel W. Bridges
Name:	Samuel W. Bridges
Title:	Senior Vice President Insurance & Corporate Clients, North America

By:	/s/ Stephanie Shinkarev
Name:	Stephanie Shinkarev
Title:	Assistant Vice President Insurance & Corporate Clients, North America

[Signature Page to Waiver - AXA Reimbursement Agreement (Helaba)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (Helaba)]

Execution Version

April 6, 2018

AXA Equitable Holdings, Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: Robin M. Raju, Senior Vice President and Treasurer

Re:	Reimbursement Agreement, dated as of February 16, 2018, among AXA Equitable Holdings, Inc. (the “Guarantor”), the Subsidiary Account Parties party thereto (together with the Guarantor, the “Obligors”) and Commerzbank AG, New York Branch, as LC Issuer (as amended, modified or supplemented from time to time, the “Reimbursement Agreement”)

Ladies and Gentlemen:

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Reimbursement Agreement.

The Guarantor has advised the LC Issuer as follows:

1.	On the date hereof, the Guarantor is filing an amendment to its registration statement (such registration statement as so amended, the “Amended Registration Statement”), pursuant to which the Guarantor is (i) updating the registration statement to include the audited financial statements of the Guarantor for the fiscal year ended December 31, 2017, and (ii) revising and restating the historical financial statements that were set forth in the registration statement filed by the Guarantor with the SEC on November 13, 2017 (as amended on February 14, 2018, the “Prior Registration Statement”) to correct errors in such financial statements. A draft of the Amended Registration Statement identifying the changes being made to the Prior Registration Statement has been provided to the LC Issuer prior to the execution and delivery hereof (the “Draft Amendment”).

2.	The Guarantor is preparing revised historical financial statements for its subsidiaries, AXA Equitable Life Insurance Company and AXA Financial, Inc., for the three most recent fiscal years and any interim periods reflected therein that reflect conforming changes to correct the same errors that are being corrected in the financial statements included in the Amended Registration Statement (such changes, the “Conforming Changes”; such financial statements as modified by the Conforming Changes, the “Revised Subsidiary Statements”, and such financial statements prior to giving effect to the Conforming Changes, the “Prior Subsidiary Statements”). The Guarantor expects, in the case of AXA Equitable Life Insurance Company, to file such revised historical financial statements with the SEC within 15 days of the date hereof, and, in the case of AXA Financial, Inc., to prepare and distribute to the LC Issuer such revised historical financial statements by April 30, 2018.

3.	As a result of (i) the errors in the Prior Registration Statement identified in the Draft Amendment and the errors in the Prior Subsidiary Statements that will be corrected by the Conforming Changes in the Revised Subsidiary Statements, (A) the representations and warranties made by the Guarantor pursuant to Sections 4.04 and 4.13 of the Reimbursement Agreement and (B) the certificate of a Financial Officer of the Guarantor delivered pursuant to Section 3.02(c) of the Reimbursement Agreement, were incorrect in a material respect when made or delivered on the Effective Date and on any other date such representations and warranties have been made on or prior to the date hereof, and (ii) the Defaults described under clause (i), the representations and warranties made by the Guarantor pursuant to Section 4.11 of the Reimbursement Agreement were also incorrect, in each case resulting in an Event of Default under Section 6.01(d) of the Reimbursement Agreement (the “First Defaults”).

4.	The Guarantor failed to deliver to the LC Issuer copies of its audited financial statements for the fiscal year ending December 31, 2017 by the date specified in the Reimbursement Agreement, resulting in a Default under Section 5.01(a) of the Credit Agreement (the “Second Default” and, together with the First Defaults, the “Specified Defaults”). The Guarantor has requested that the LC Issuer waive the Specified Defaults.

This is to advise that, upon satisfaction of the conditions to effectiveness described in the following paragraph, the LC Issuer hereby:

i.	waives any Default or Event of Default under the Reimbursement Agreement resulting solely from the Specified Defaults, including any Default or Event of Default resulting solely from the Guarantor’s failure to deliver notice of the Specified Defaults pursuant to Section 5.01(f) of the Reimbursement Agreement and any Default or Event of Default arising under Section 4.11 of the Reimbursement Agreement as a result of a default under another material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults;

ii.	agrees that on and following the date hereof, all references to the Registration Statement in the Reimbursement Agreement shall refer to the Amended Registration Statement; and

iii.	agrees that on and following the date hereof, (i) no representation or warranty shall be made by the Obligors under (or certification given by any officer of any Obligor in respect of) Section 4.11 of the Reimbursement Agreement regarding the absence of any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (ii) the Obligors’ representations and warranties under the Credit Documents (and any related certification given by any officer of any Obligor) shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein.

The foregoing waiver shall be effective upon, and are subject to, the satisfaction of the following conditions:

a.	The Amended Registration Statement has been filed on the date hereof in the form of the Draft Amendment provided to the LC Issuer pursuant to Section 1 above prior to the execution and delivery hereof with such changes that are not material and have been provided to the LC Issuer prior to the filing of the Amended Registration Statement.

b.	The representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, and the representations and warranties set out in this letter below, shall be true and correct in all material respects as of the date hereof (except that such representations and warranties which are qualified by materiality or Material Adverse Effect shall be true and correct in all respects) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); provided that (i) such representations and warranties shall be made after giving effect the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (ii) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking relating to the Specified Defaults.

c.	As of the date hereof, no Default or Event of Default (other than the Specified Defaults and any Default or Event of Default resulting solely from the Specified Defaults, including the Guarantor’s failure to deliver notice thereof) shall have occurred and be continuing.

d.	The LC Issuer shall have received a certificate, dated as of the date hereof and signed by a Financial Officer of the Guarantor, certifying: (i) as to the satisfaction of the conditions set forth in clauses (a)-(c) above, (ii) as to clause (g) of Section 3.02 of the Reimbursement Agreement after giving effect to the filing of the Amended Registration Statement and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein and (iii) calculations of Adjusted Consolidated Net Worth and Consolidated Total Indebtedness to Consolidated Total Capitalization calculated as of December 31, 2017, giving pro forma effect to the Transactions.

e.	The LC Issuer shall have received counterparts of this letter executed by each Obligor and the LC Issuer.

f.	The Guarantor shall have paid all reasonable and documented expenses of the LC Issuer (including the reasonable legal fees and out-of-pocket expenses of outside counsel to the LC Issuer) for which invoices have been presented on or prior to the date hereof.

The Guarantor agrees that it will cause to be filed with the SEC (with a notice to the LC Issuer that such filing has been made) or otherwise deliver to the LC Issuer Revised Subsidiary Statements (with unqualified audit reports) reflecting the Conforming Changes (i) in the case of the AXA Equitable Life Insurance Company, within 15 days after the date hereof and (ii) in the case of AXA Financial, Inc., no later than April 30, 2018.

The Guarantor represents and warrants that (i) it has duly executed and delivered this letter and this letter, as well as the Reimbursement Agreement as modified by this letter, constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law), (ii) each of the representations and warranties set out in Article IV of the Reimbursement Agreement, including Sections 4.04, 4.11 and 4.13 thereof, are true and correct as of the date hereof; provided that (x) such representations and warranties shall be made after giving effect to the filing of the Amended Registration Statement, and taking into account the Conforming Changes (whether or not such Conforming Changes have actually been made) and the waiver provided herein (it being understood that such representations and warranties are being made with respect to the revised and restated financial statements included in the Amended Registration Statement and the Revised Subsidiary Statements) and (y) no representation shall be made by the Obligors under Section 4.11 of the Reimbursement Agreement with respect to any default under a material agreement, instrument or undertaking resulting solely from the circumstances that resulted in the Specified Defaults, and (iii) each of the conditions set forth in the preceding paragraph has been satisfied.

Except as expressly set forth herein, this waiver (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the LC Issuer under the Reimbursement Agreement or any other Credit Document, (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Reimbursement Agreement or any other provision of such agreement or any other Credit Document or (iii) prejudice any right or remedy the LC Issuer may now have or may have in the future under or in connection with the Reimbursement Agreement or any other Credit Document, all of which such rights and remedies are expressly reserved. This waiver shall constitute a “Credit Document” for purposes of the Reimbursement Agreement and the definition of “Credit Documents” in the Reimbursement Agreement will be deemed amended to include this waiver as a “Credit Document”. The LC Issuer was not under any obligation to execute this letter or provide the waiver set forth above. The entering into of this letter by such parties shall not be deemed to limit or hinder any rights of any such party under the Credit Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Guarantor, on the other hand, with regard to any provision of the Credit Documents. The provisions of Section 8.06, Section 8.07 and Section 8.10 of the Reimbursement Agreement shall apply to this waiver mutatis mutandis.

By executing this letter, the Guarantor, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the “Releasing Parties”), hereby releases and forever discharges the LC Issuer and its successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Credit Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. The Guarantor understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile signature of any party shall be sufficient to constitute the original execution of this letter by such party for all purposes.

[Signature Pages Follow]

Regards,

COMMERZBANK AG, NEW YORK BRANCH, as LC Issuer

By:	/s/ John Geremia
Name:	John Geremia
Title:	Managing Director

By:	/s/ Patrizia Lloyd
Name:	Patrizia Lloyd
Title:	Director

[Signature Page to Waiver - AXA Reimbursement Agreement (Commerzbank)]

Accepted and Agreed as of the date first stated above:

AXA EQUITABLE HOLDINGS, INC., the Guarantor

By:	/s/ Robin M. Raju
Name:	Robin M. Raju
Title:	Senior Vice President & Treasurer

[Signature Page to Waiver - AXA Reimbursement Agreement (Commerzbank)]